Exhibit 99.1

Media Contact:

Jess Page

QLogic Corporation

(949) 542-1455

jess.page@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

(949) 542-1330

doug.naylor@qlogic.com

QLOGIC EXCEEDS REVENUE AND EPS GUIDANCE

FOR FOURTH QUARTER OF FISCAL 2016

•	Q4 net revenue of $119.4 million
•	Q4 non-GAAP operating margin of 23.3% (15.1% GAAP)
•	Q4 non-GAAP diluted EPS of $0.30 ($0.22 GAAP)
•	Q4 cash from operations of $58.2 million

ALISO VIEJO, Calif., May 5, 2016—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended April 3, 2016.

Net revenue for the fourth quarter of fiscal 2016, which included fourteen weeks, was $119.4 million compared to $133.0 million in the same quarter last year.  Revenue from Advanced Connectivity Platforms was $109.5 million during the fourth quarter of fiscal 2016 compared to $120.7 million in the same quarter last year.

Net income on a GAAP basis for the fourth quarter of fiscal 2016 was $18.2 million, or $0.22 per diluted share, compared to $11.1 million, or $0.13 per diluted share, for the fourth quarter of fiscal 2015.  Net income on a non-GAAP basis for the fourth quarter of fiscal 2016 was $25.2 million, or $0.30 per diluted share, compared to $24.9 million, or $0.28 per diluted share, for the fourth quarter of fiscal 2015.

Net revenue for fiscal 2016, which included 53 weeks, was $458.9 million compared to $520.2 million in fiscal 2015.  Revenue from Advanced Connectivity Platforms was $417.9 million during fiscal 2016 compared to $465.0 million in fiscal 2015.  Net income on a GAAP basis for fiscal 2016 was $46.5 million, or $0.54 per diluted share, compared to $50.6 million, or $0.57 per diluted share, in fiscal 2015. Net income on a non-GAAP basis for fiscal 2016 was $84.5 million, or $0.98 per diluted share, compared to $97.0 million, or $1.10 per diluted share, in fiscal 2015.

“I am very pleased with our financial performance during the fourth quarter and our strong finish for the second half of fiscal 2016.  For the second consecutive quarter, we delivered both revenue and non-GAAP earnings per diluted share above the high end of our guidance range,” said Jean Hu, chief financial officer and acting chief executive officer, QLogic.  “Looking ahead, we will continue to focus on improving operational execution to deliver intelligent high performance connectivity solutions across both enterprise and cloud data centers.”

Business Outlook for the First Quarter of Fiscal 2017

QLogic expects to achieve net revenue in the range of $112 - $118 million for the first quarter of fiscal 2017, which quarter reflects a normal 13-week period. The Company is forecasting first quarter non-GAAP earnings per diluted share of $0.23 - $0.27.  QLogic estimates that GAAP earnings per diluted share will be lower than non-GAAP earnings per diluted share by $0.11 - $0.13 per share in the first quarter of fiscal 2017. The Company’s forecasted guidance is a forward-looking statement and does not include the effects of future acquisitions/divestitures, unanticipated asset impairments and other special charges, and other non-recurring items not reflective of ongoing operations.  The Company’s forward-looking estimates of both GAAP and non-GAAP measures of financial performance may differ materially from actual results and should not be relied upon as statements of fact.

Non-GAAP Financial Measures

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP.  A summary of the historical non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

Conference Call

QLogic’s fourth quarter fiscal 2016 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  Jean Hu, chief financial officer and acting chief executive officer, will host the conference call.  The call is being webcast live at http://ir.qlogic.com.  Phone access to participate in the conference call is available at (719) 325-2215, conference ID: 8774275.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call.  A replay of the webcast will also be available at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, the company’s ability to improve its operational execution and achieve its business outlook and financial guidance. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; unfavorable economic conditions; the stock price of the company may be volatile; the company's dependence on the networking markets served; the company's ability to compete effectively with other companies; the ability to attract and retain key personnel; the company's dependence on a small number of customers; the ability to maintain and gain market or industry acceptance of the company's products; the company's dependence on sole source and limited source suppliers; the company's dependence on third-party subcontractors and contract manufacturers; uncertain benefits from strategic business combinations, acquisitions and divestitures; the complexity of the company's products; declining average unit sales prices of comparable products; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales and purchasing patterns with customers and suppliers; changes in the company's tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; a reduction in sales efforts by current distributors; declines in the market value of the company's marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of "open source" software in the company's products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company's operating and financial results are described in the company's Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 3, 2016	March 29, 2015	April 3, 2016	March 29, 2015
Net revenues	$119,424	$133,043	$458,913	$520,198
Cost of revenues	48,059	55,497	187,464	214,146
Gross profit	71,365	77,546	271,449	306,052
Operating expenses:
Engineering and development	31,287	36,157	128,774	144,260
Sales and marketing	14,236	16,690	56,618	64,330
General and administrative	6,621	7,238	25,454	32,512
Special charges	1,192	5,648	11,806	10,520
Total operating expenses	53,336	65,733	222,652	251,622
Operating income	18,029	11,813	48,797	54,430
Interest and other income, net	856	594	1,929	763
Income before income taxes	18,885	12,407	50,726	55,193
Income taxes	646	1,259	4,260	4,600
Net income	$18,239	$11,148	$46,466	$50,593
Net income per share:
Basic	$0.22	$0.13	$0.55	$0.58
Diluted	$0.22	$0.13	$0.54	$0.57
Number of shares used in per share calculations:
Basic	82,911	87,298	85,122	87,584
Diluted	83,980	88,969	86,110	88,463

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 3, 2016	March 29, 2015	April 3, 2016	March 29, 2015
GAAP net income	$18,239	$11,148	$46,466	$50,593
Items excluded from GAAP net income:
Stock-based compensation	4,471	5,367	16,628	20,545
Amortization of acquisition-related intangible assets	3,408	4,382	14,267	17,299
Amortization of license fee	686	718	2,554	2,828
Acquisition-related charges	—	—	—	1,226
Special charges	1,192	5,648	11,806	10,520
Income tax adjustments	(2,791)	(2,412)	(7,258)	(6,024)
Total non-GAAP adjustments	6,966	13,703	37,997	46,394
Non-GAAP net income	$25,205	$24,851	$84,463	$96,987
Net income per diluted share:
GAAP net income	$0.22	$0.13	$0.54	$0.57
Adjustments	0.08	0.15	0.44	0.53
Non-GAAP net income	$0.30	$0.28	$0.98	$1.10

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP).  The non-GAAP financial measures presented exclude the items summarized in the above table.  Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis.  These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors.  Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability.  These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process.  In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures.  Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.  The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Year Ended
	April 3, 2016	March 29, 2015	April 3, 2016	March 29, 2015
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$203	$178	$825	$1,049
Amortization of acquisition-related intangible assets	3,239	4,213	13,592	16,596
Amortization of license fee	686	718	2,554	2,828
Acquisition-related charges	—	—	—	1,226
Total cost of revenue adjustments	4,128	5,109	16,971	21,699
Operating expenses:
Engineering and development:
Stock-based compensation	2,291	2,501	9,140	10,024
Sales and marketing:
Stock-based compensation	1,112	1,366	3,780	4,631
Amortization of acquisition-related intangible assets	169	169	675	703
General and administrative:
Stock-based compensation	865	1,322	2,883	4,841
Special charges	1,192	5,648	11,806	10,520
Total operating expense adjustments	5,629	11,006	28,284	30,719
Total non-GAAP adjustments before income taxes	9,757	16,115	45,255	52,418
Income tax adjustments	(2,791)	(2,412)	(7,258)	(6,024)
Total non-GAAP adjustments	$6,966	$13,703	$37,997	$46,394

QLOGIC CORPORATION

SUMMARY OF RECONCILING ITEMS BETWEEN FORECASTED

NON-GAAP AND GAAP EARNINGS PER DILUTED SHARE

FIRST QUARTER OF FISCAL 2017

QLogic is forecasting first quarter non-GAAP earnings per diluted share of $0.23 - $0.27.  The Company estimates that GAAP earnings per diluted share will be lower than non-GAAP earnings per diluted share by $0.11 - $0.13 per share in the first quarter of fiscal 2017.  This difference is comprised of the following:

Stock-based compensation	$0.06 - $0.07
Amortization of acquisition-related intangible assets and license fee	$0.06
Income taxes	($0.01) - $0.00
$0.11 - $0.13

The Company’s forecasted guidance is a forward-looking statement and does not include the effects of future acquisitions/divestitures, unanticipated asset impairments and other special charges, and other non-recurring items not reflective of ongoing operations.  The Company’s forward-looking estimates of both GAAP and non-GAAP measures of financial performance may differ materially from actual results and should not be relied upon as statements of fact.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	April 3, 2016	March 29, 2015
ASSETS
Current assets:
Cash and cash equivalents	$125,408	$115,241
Marketable securities	229,439	201,174
Total cash and marketable securities	354,847	316,415
Accounts receivable, net	55,546	87,436
Inventories	39,745	29,978
Other current assets	13,268	21,802
Total current assets	463,406	455,631
Property and equipment, net	71,738	78,501
Goodwill	167,232	167,232
Purchased intangible assets, net	62,998	77,659
Deferred tax assets	41,003	48,880
Other assets	17,491	20,752
	$823,868	$848,655
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$29,576	$40,497
Accrued compensation	19,389	22,476
Accrued taxes	955	2,711
Other current liabilities	11,156	11,718
Total current liabilities	61,076	77,402
Accrued taxes	9,510	14,516
Other liabilities	5,904	9,721
Total liabilities	76,490	101,639
Stockholders’ equity:
Common stock	218	215
Additional paid-in capital	1,015,666	983,579
Retained earnings	1,769,130	1,722,664
Accumulated other comprehensive loss	(334)	(99)
Treasury stock	(2,037,302)	(1,959,343)
Total stockholders’ equity	747,378	747,016
	$823,868	$848,655

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Year Ended
	April 3, 2016	March 29, 2015
Cash flows from operating activities:
Net income	$46,466	$50,593
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	39,463	47,119
Stock-based compensation	16,628	20,545
Deferred income taxes	7,887	(1,457)
Asset impairments	1,954	3,697
Other non-cash items, net	930	1,136
Changes in operating assets and liabilities:
Accounts receivable	32,230	(22,337)
Inventories	(9,767)	(11,942)
Other assets	7,820	3,924
Accounts payable	(3,573)	3,487
Accrued compensation	(3,087)	(4,480)
Accrued taxes, net	(11,951)	821
Other liabilities	(3,479)	(8,610)
Net cash provided by operating activities	121,521	82,496
Cash flows from investing activities:
Purchases of available-for-sale securities	(241,789)	(189,707)
Proceeds from sales and maturities of available-for-sale securities	212,072	173,403
Purchases of property and equipment	(26,761)	(26,118)
Proceeds from disposition of assets held for sale	7,553	—
Net cash used in investing activities	(48,925)	(42,422)
Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	21,612	9,717
Minimum tax withholding paid on behalf of employees for restricted stock units	(6,150)	(4,690)
Purchases of treasury stock	(78,859)	(21,140)
Other financing activities	968	22
Net cash used in financing activities	(62,429)	(16,091)
Net increase in cash and cash equivalents	10,167	23,983
Cash and cash equivalents at beginning of year	115,241	91,258
Cash and cash equivalents at end of year	$125,408	$115,241

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	April 3, 2016	March 29, 2015	April 3, 2016	March 29, 2015
Advanced Connectivity Platforms	$109,537	$120,718	$417,923	$465,000
Legacy Connectivity Products	9,887	12,325	40,990	55,198
	$119,424	$133,043	$458,913	$520,198